November 2014February / March 2015

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the "Company") and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2013, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include:  changes in general economic conditions, the real estate industry and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, including the acquisition of the ALL portfolio described herein, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  our failure to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters;  general volatility of the capital markets and the market price of shares of our capital stock;  our failure to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  our ability to maintain rental rates and occupancy levels;  competitive market forces; and  the ability of manufactured home buyers to obtain financing and the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. FORWARD LOOKING STATEMENTS

3 SUN COMMUNITIES, INC. (NYSE:SUI)*  Leading owner, operator and developer of manufactured housing (“MH”) and recreational vehicle (“RV”) communities  Sun Communities’ current portfolio includes 242 communities consisting of approximately 88,900 sites across 29 states □ 208 MH communities, 25 RV resorts, and 9 communities containing both MH and RV. □ 70,600 manufactured home sites □ 18,300 RV sites □ Annuals/Seasonals – 9,300 □ Transient – 9,000  Sell and lease new and pre-owned manufactured homes as an adjunct to our core business *As of 2/24/2015

4 Comparing Sun manufactured homes to the multifamily average, a manufactured home provides approximately 30% more space at approximately 40% less cost per square foot. AFFORDABILITY DRIVES MANUFACTURED HOUSING Sun – Manufactured Homes Apartments • Average rent ≈ $825/month or $0.63/square foot • Average square footage ≈ 1,300 square feet • Average rent ≈ $1,000/month or $1.00/square foot* • Average square footage ≈ 1,000 square feet Source: Rent.com data *Represents average rent for a 2 bedroom apartment in major metropolitan areas Sun operates in as of 2/24/15. Manufactured Housing vs. Multi Family:

5 AFFORDABILITY DRIVES MANUFACTURED HOUSING Manufactured Housing vs. Single Family: • Average cost of Manufactured Housing ≈ $64,000 or roughly 1 years income • Average cost of Single Family ≈ $324,500 or roughly 5 years income The median income in the 29 states in which Sun operates is $60,000. The average single family home costs over 5x the price of a MH unit. *2013 Average household income - 29 states in which SUI operates per US Census data. Housing data from 2014 MHI Quick Facts

6 STABILITY OF REVENUE Stable and growing revenue due to:  Low turnover of owner occupied sites due to high cost to move a home ($4,000-$10,000)  Average tenure of our residents in our communities is 13 years  Average term of home in our communities is approximately 40 years Move Outs and Re-Sales No loss in revenue as home stays in the community.

7 CAPITAL EXPENDITURES Manufactured housing is a low capex business relative to its peers as it is largely a land ownership business. Source: Company filings Data as of 12/31/2013 Capex as a % of Revenues

8 RECESSION RESISTANT  Low annual resident turnover results in stability of income and occupancy  Strong and consistent rental growth creating a stable revenue stream  Occupancy gains are a function of Sun’s integrated platform, including leasing, sales, and financing Same Site NOI Growth Same Site OccupancySame Site Rent Growth *Projection based on midpoint of 2015 guidance 3.12% 3.58% 5.54% 5.87% 7.71% 7.90% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 * $ i n M i l l i o n s 84.3% 85.8% 86.7% 88.9% 93.2% 94.2% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 * O c c u p a n c y o f M a n u f a c t u r e d H o m e s a n d P e r m a n e n t R V $413  $425  $437  $445  $456  $472   $370  $390  $410  $430  $450  $470  $490 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 * A v e r a g e M o n t h l y R e n t o f M a n u f a c t u r e d H o m e s

9 SAME SITE NOI Sun’s average same site NOI growth has exceeded the Industry Average by 1.5% and Apartment Average by 1.4% over a 15 year period. Source: Citi Investment research, February 2015. “REITs”- includes an index of REITs across a variety of asset classes including self storage, mixed office, regional malls, shopping centers, multifamily, student housing, manufactured homes and specialty ‐9.00% ‐8.00% ‐7.00% ‐6.00% ‐5.00% ‐4.00% ‐3.00% ‐2.00% ‐1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 1 Q 9 9 2 Q 9 9 3 Q 9 9 4 Q 9 9 1 Q 0 0 2 Q 0 0 3 Q 0 0 4 Q 0 0 1 Q 0 1 2 Q 0 1 3 Q 0 1 4 Q 0 1 1 Q 0 2 2 Q 0 2 3 Q 0 2 4 Q 0 2 1 Q 0 3 2 Q 0 3 3 Q 0 3 4 Q 0 3 1 Q 0 4 2 Q 0 4 3 Q 0 4 4 Q 0 4 1 Q 0 5 2 Q 0 5 3 Q 0 5 4 Q 0 5 1 Q 0 6 2 Q 0 6 3 Q 0 6 4 Q 0 6 1 Q 0 7 2 Q 0 7 3 Q 0 7 4 Q 0 7 1 Q 0 8 2 Q 0 8 3 Q 0 8 4 Q 0 8 1 Q 0 9 2 Q 0 9 3 Q 0 9 4 Q 0 9 1 Q 1 0 2 Q 1 0 3 Q 1 0 4 Q 1 0 1 Q 1 1 2 Q 1 1 3 Q 1 1 4 Q 1 1 1 Q 1 2 2 Q 1 2 3 Q 1 2 4 Q 1 2 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 3 Q 1 4 Apartments Apartments Average (2.8%) SUI SUI Average (4.2%) Industry Average (2.7%)

10 Source: SNL SAME SITE INDEXED NOI GROWTH MH is the most recession resistant sector of the housing and commercial real estate sectors and has consistently outperformed multifamily in same site NOI growth since 2000.

11 a 2011 2012 2013 2014 2015 June 2011- 17 MH & 1 RV properties Kentland Acquisition growing the portfolio. TIMELINE : STRATEGIC ACQUISITIONS November 2012- Further strengthened the MH portfolio with the 6 community Rudgate Acquisition. December 2012- Acquired Palm Creek, an irreplaceable age restricted asset. February 2013- Geographic & RV Diversification with 10 RV community Morgan acquisition entering 5 new states. November 2014- Closed 1st phase of “ALL” 59 quality, high quality, age- restricted community acquisition, strengthening & diversifying the portfolio. January 2015- Final closing of “ALL” acquisition enhancing the portfolio by adding Florida and 26 age-restricted communities. GROWTH – GEOGRAPHIC DIVERSIFICATION – STRENGTHEN RV POSITION – ENHANCED PORTFOLIO QUALITY 136 communities 173 communities 188 communities 217 communities 242 communities • Acquired 117 communities in 3.5 years totaling $2.2 billion

12 2012 Acquisitions (11 Communities) 2011 Acquisitions (26 Communities) GROWTH THROUGH ACCRETIVE ACQUISITIONS Since June 2011, Sun has acquired over $2.2 billion of acquisitions, increasing its number of sites and communities by 85% and 78%, respectively, diversifying from both a business segment and geographic perspective. 96.8% 97.1% 96% 97% 98% 99% 100% Year 1 Year 2 Occupancy  13  16  19  22  25  28  31  34  37  40 Year 1 Year 2 Year 3 Revenues NOI  20  22  24  26  28  30  32  34  36  38  40 Year 1 Year 2 Revenues NOI 90.8% 92.5% 97.6% 90% 92% 94% 96% 98% 100% Year 1 Year 2 Year 3 Occupancy

13 Pre-Acquisition Post-Acquisition “ALL” ACQUISITION INCREASE’S SUN’s SCALE AND DIVERSIFICATION Geographic Diversification Expected NOI Growth in 2015: 4% - 5% Expected Occupancy YE 2015: 92% Capital Expenditures: $32.0 million (2 year plan) MI FL TX IN AZ Other (33%) (19%) (9%) (9%) (3%) (27%) MI FL TX IN AZ Other (28%) (27%) (7%) (7%) (5%) (26%) Age-Restricted Properties 41 communities 14,245 sites All-Age Properties 18 communities 5,259 sites Aggregate Portfolio 59 communities 19,500 sites Expansion Sites Potential to add 558 additional sites Number of States 11 Consideration $1.33 billion purchase price, funded through a combination of: • $731.6 million in new/assumed debt; • $262.1 million issuance of combined common stock and common OP units; • $175.0 million issuance in combined 6.50% Series A-4 Cumulative Convertible Preferred Stock and Series A- 4 preferred OP units; and • $161.3 million in cash.

14 All‐Age, 90% Age‐Restricted,  10% Demographic Diversification Pre- ALL Acquisition All‐Age, 74% Age‐ Restricted,  26% Post-Acquisition* Consideration Anticipated Closing Second quarter 2015 * Includes ALL and Berger acquisition. There can be no assurances the Berger acquisition will occur or of the timing of the closing. • Purchase price of $257.6 million funded through: o Assumption of approximately $157.5 million of debt. o $31.8 - $41.8 million in cash, o balance with common OP Units and newly-created Series C preferred OP units. Transaction • Announced the acquisition of 7 MH communities located in the Orlando, FL area • 3,150 sites (60% age restricted) BERGER ACQUISITION

GROWTH THROUGH EXPANSION OPPORTUNITIES 15  Inventory of over 7,600* zoned and entitled sites available for expansion at 40 communities  Expanding in communities with strong demand evidenced by occupancy of ~95%  Expansion lease-up is driven by sales, rental and relocation programs  800 sites expected to be developed at 8 communities in TX, CA, OH and MD by end of 2015  4,100 sites planned for development in the next 4 years * Includes Berger acquisition

16 CONSERVATIVE BALANCE SHEET Net Debt / Enterprise Value EBITDA / Interest Net Debt / EBITDA Fixed Debt (%)

17 EXPERIENCED AND PROVEN LEADERSHIP TEAM Key executives have a combined 80 years experience in the industry and over 65 years at the company. Senior Management team has combined experience of over 70 years at the company. Gary A. Shiffman - Chairman and Chief Executive Officer Karen J. Dearing - Chief Financial Officer John B. McLaren – President and Chief Operating Officer Jonathan M. Colman - Executive Vice President of Acquisitions • Vision and leadership to generate consistent profitability through all cycles • Superior total return performance • Strong portfolio management as reflected by continuously improving operating metrics • Sound balance sheet management and improving credit metrics • Solid external growth strategy in highly‐fragmented sector • Wide access to various capital sources

18 APPENDICES

434% 264% 222% 222% 220% 206% 205% 0% 100% 200% 300% 400% 500% SUI SNL US REIT Manufactured Homes SNL US REIT Equity S&P Small‐Cap MSCI US REIT (RMS) Russell 2000 S&P 500 434% 294% 271% 264% 249% 242% 230% 220% 205% 196% 185% 0% 100% 200% 300% 400% 500% SUI Self‐Storage Shopping Malls Manufactured Housing Retail Multifamily Hotel Strip Malls Healthcare Industrial Office PERFORMANCE VS. INDICES  SUI has outperformed all major REIT sector indices and many major market indices over the last five years. Source: SNL 19 5-year Total Returns by Index as of 12-31-2014 5-year Total Returns by REIT Sector as of 12-31-2014